Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT
THIRD QUARTER 2009

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended on May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2008, December 31, 2007 and December 31, 2006, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively.

The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM — Not meaningful; NA — Not Applicable; LTM — Latest twelve months.

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ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

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ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED		NINE MONTHS ENDED		Previous	Previous
		SEPTEMBER 30,		SEPTEMBER 30,		Quarter	Year to Date
		2009	2008	2009	2008	Change	Change
HIGHLIGHTS	Net income (loss)	$153,842	($99,392)	$381,279	$81,757	(254.8)%	366.4%
	Net income (loss) available (attributable) to common and participating common shareholders	149,967	(103,267)	369,654	70,132	(245.2)%	427.1%
	Net income (loss) allocated to common shareholders	147,445	(101,210)	362,989	68,742	(245.7)%	428.0%
	Operating income (loss) [a]	148,064	(56,058)	367,039	138,011	(364.1)%	165.9%
	Operating income (loss) available (attributable) to common and participating common shareholders [a]	144,189	(59,933)	355,414	126,386	(340.6)%	181.2%
	Operating income (loss) allocated to common shareholders [a]	141,764	(58,739)	349,005	123,934	(341.3)%	181.6%
	Operating cash flow	205,409	187,860	431,188	457,687	9.3%	(5.8)%
	Gross premiums written	469,622	624,144	1,812,083	2,010,798	(24.8)%	(9.9)%
	Net premiums earned	426,754	509,629	1,239,249	1,334,757	(16.3)%	(7.2)%
	Total assets	8,557,281	7,839,513	8,557,281	7,839,513	9.2%	9.2%
	Total shareholders’ equity	2,708,350	2,268,717	2,708,350	2,268,717	19.4%	19.4%

PER SHARE AND SHARES DATA	Basic earnings (losses) per common share [b]
	Net income (loss) (as reported)	$2.63	($1.76)	$6.46	$1.18	(249.4)%	447.5%
	Operating income (loss) (as reported) [a]	$2.53	($1.02)	$6.21	$2.12	(348.0)%	192.9%
	Diluted earnings (losses) per common share [b]
	Net income (loss) (as reported)	$2.51	($1.79)[c]	$6.15	$1.09	(240.2)%	464.2%
	Operating income (loss) (as reported) [a]	$2.41	($1.04)[c]	$5.91	$1.97	(331.7)%	200.0%
As Reported	Weighted average common shares outstanding	55,977	57,570	56,184	58,314	(2.8)%	(3.7)%
	Weighted average common shares outstanding and dilutive potential common shares	58,782	57,570	59,020	63,025	2.1%	(6.4)%

Book Value Per	Book value [d]	$44.97	$36.55	$44.97	$36.55	23.0%	23.0%
Common Share	Diluted book value (treasury stock method) [d]	$42.09	$33.68	$42.09	$33.68	25.0%	25.0%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income (loss) [e]	6.3%	(4.7)%	16.4%	3.2%	11.0	13.2
	ROAE, operating income (loss) [a] [e]	6.0%	(2.7)%	15.7%	5.8%	8.7	9.9
	Return on beg. common equity (ROBE), net income (loss) [f]	6.6%	(4.4)%	18.4%	3.0%	11.0	15.4
	ROBE, operating income (loss) [a] [f]	6.3%	(2.6)%	17.7%	5.5%	8.9	12.2

	Annualized ROAE, net income (loss) [e]	25.1%	(18.8)%	21.8%	4.3%	43.9	17.5
	Annualized ROAE, operating income (loss) [a] [e]	24.1%	(10.9)%	21.0%	7.7%	35.0	13.3
	Annualized ROBE, net income (loss) [f]	26.4%	(17.7)%	24.5%	4.0%	44.1	20.5
	Annualized ROBE, operating income (loss) [a] [f]	25.2%	(10.3)%	23.6%	7.3%	35.5	16.3
	Annualized investment yield	5.0%	2.0%	5.3%	3.2%	3.0	2.1

	Loss ratio	49.6%	87.4%	56.7%	68.2%	(37.8)	(11.5)

GAAP	Acquisition expense ratio	14.8%	13.8%	15.7%	16.5%	1.0	(0.8)
	General and administrative expense ratio	15.1%	11.4%	14.5%	12.0%	3.7	2.5

	Combined ratio	79.5%	112.6%	86.9%	96.7%	(33.1)	(9.8)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 34 for a reconciliation to net income.

[b]	Weighted average basic and dilutive common shares outstanding and basic and diluted earnings per common share have been calculated based on the two-class method for current and prior periods as required by new accounting guidance which was effective January 1, 2009. The guidance clarified which securities are to be considered participating securities and as such included in the calculation of earnings per share. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 32 and 33.

[c]	Represents diluted losses per share of ($1.79) and ($1.04) calculated under the Treasury Stock Method which was the lower of the Treasury Stock Method and the Two-Class Method. See pages 33 and 34.

[d]	For detailed calculations, please refer to page 36.

[e]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[f]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) — QUARTERLY

	QUARTER ENDED
	SEPT. 30,	JUNE 30,	MAR. 31,	DEC. 31,	SEPT. 30,	SEPT. 30,
	2009	2009	2009	2008	2008	2007
UNDERWRITING REVENUES
Gross premiums written	$469,622	$559,155	$783,306	$235,622	$624,144	$423,271
Premiums ceded	(72,956)	(79,128)	(200,391)	(55,527)	(130,121)	(45,655)

Net premiums written	$396,666	$480,027	$582,915	$180,095	$494,023	$377,616
Change in unearned premiums	30,088	(45,807)	(204,640)	251,633	15,606	22,126

Net premiums earned	$426,754	$434,220	$378,275	$431,728	$509,629	$399,742
Other underwriting income (loss)	5	596	3,597	(2,454)	(2,712)	1,697

Total underwriting revenues	$426,759	$434,816	$381,872	$429,274	$506,917	$401,439

UNDERWRITING EXPENSES
Losses and loss expenses	$211,683	$270,816	$220,136	$225,103	$445,501	$186,456
Acquisition expenses	63,026	63,850	68,274	79,306	70,598	76,604
General and administrative expenses	64,436	54,529	60,257	56,059	57,771	55,121

Total underwriting expenses	$339,145	$389,195	$348,667	$360,468	$573,870	$318,181

Underwriting income (loss)	$87,614	$45,621	$33,205	$68,806	($66,953)	$83,258

OTHER OPERATING REVENUE
Net investment income (loss)	$71,559	$88,834	$64,550	($4,594)	$27,410	$62,605
Interest expense	(7,540)	(7,538)	(7,555)	(7,568)	(7,535)	(7,533)
Amortization of intangibles	(2,588)	(2,588)	(2,588)	(2,762)	(2,588)	(1,127)

Total other operating revenue	$61,431	$78,708	$54,407	($14,924)	$17,287	$53,945

INCOME (LOSS) BEFORE OTHER ITEMS	$149,045	$124,329	$87,612	$53,882	($49,666)	$137,203
OTHER
Net foreign exchange gains (loss)	$2,963	$27,723	$62	($40,741)	($15,477)	($700)
Net realized gains (losses) on investment sales	1,396	(1,500)	3,241	29,286	(7,574)	1,958

Total other-than-temporary impairment losses	(497)	(37,809)	(12,126)	(41,086)	(22,495)	(5,013)
Portion of loss recognised in other comprehensive income	—	31,165	—	—	—	—

Net impairment losses recognised in earnings [a]	(497)	(6,644)	(12,126)	(41,086)	(22,495)	(5,013)

Income tax benefit (expense)	935	5,232	(492)	15,523	(4,180)	(2,047)

NET INCOME (LOSS)	$153,842	$149,140	$78,297	$16,864	($99,392)	$131,401
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICPATING COMMON SHAREHOLDERS	$149,967	$145,265	$74,422	$12,989	($103,267)	$127,526

KEY RATIOS/PER SHARE DATA
Loss ratio	49.6%	62.4%	58.2%	52.1%	87.4%	46.6%
Acquisition expense ratio	14.8%	14.7%	18.1%	18.4%	13.8%	19.2%
General and administrative expense ratio	15.1%	12.5%	15.9%	13.0%	11.4%	13.8%

Combined ratio	79.5%	89.6%	92.2%	83.5%	112.6%	79.6%

Basic earnings (losses) per common share [b]	$2.63	$2.53	$1.30	$0.23	($1.76)	$1.96
Diluted earnings (losses) per common share [b]	$2.51	$2.42	$1.24	$0.22	($1.79)[c]	$1.81

ROAE, net income (loss) [d]	6.3%	6.7%	3.7%	0.6%	(4.7)%	5.7%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Weighted average basic and dilutive common shares outstanding and basic and diluted earnings per common share have been calculated based on the two-class method for current and prior periods as required by new accounting guidance which was effective January 1, 2009. The guidance clarified which securities are to be considered participating securities and as such included in the calculation of earnings per share. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 32 and 33.

[c]	Represents diluted losses per share of ($1.79) calculated under the Treasury Stock Method which was the lower of the Treasury Stock Method and the Two-Class Method. See page 33.

[d]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30,	SEPT. 30,	SEPT. 30,	DEC. 31,	DEC. 31,
	2009	2008	2007	2008	2007
UNDERWRITING REVENUES
Gross premiums written	$1,812,083	$2,010,798	$1,503,365	$2,246,420	$1,781,115
Premiums ceded	(352,475)	(406,603)	(143,858)	(462,130)	(206,140)

Net premiums written	$1,459,608	$1,604,195	$1,359,507	$1,784,290	$1,574,975
Change in unearned premiums	(220,359)	(269,438)	(165,169)	(17,805)	19,825

Net premiums earned	$1,239,249	$1,334,757	$1,194,338	$1,766,485	$1,594,800
Other underwriting income (loss)	4,198	(1,519)	(7,442)	(3,973)	1,602

Total underwriting revenues	$1,243,447	$1,333,238	$1,186,896	$1,762,512	$1,596,402

UNDERWRITING EXPENSES
Losses and loss expenses	$702,635	$910,328	$604,229	$1,135,431	$749,081
Acquisition expenses	195,150	220,608	218,075	299,913	307,576
General and administrative expenses	179,222	160,308	152,614	216,365	217,269

Total underwriting expenses	$1,077,007	$1,291,244	$974,918	$1,651,709	$1,273,926

Underwriting income	$166,440	$41,994	$211,978	$110,803	$322,476

OTHER OPERATING REVENUE
Net investment income	$224,943	$134,770	$215,966	$130,176	$281,276
Interest expense	(22,633)	(22,603)	(22,593)	(30,171)	(30,125)
Amortization of intangibles	(7,764)	(7,913)	(3,381)	(10,675)	(5,286)

Total other operating revenue	$194,546	$104,254	$189,992	$89,330	$245,865

INCOME BEFORE OTHER ITEMS	$360,986	$146,248	$401,970	$200,133	$568,341
OTHER
Net foreign exchange gains (losses)	$30,748	($12,963)	($1,241)	($53,704)	($7,970)
Net realized gains (losses) on investment sales	3,137	(4,527)	(3,191)	24,769	(972)

Total other-than-temporary impairment losses	(50,432)	(41,039)	(10,986)	(82,135)	(17,330)
Portion of loss recognised in other comprehensive income	31,165	—	—	—	—

Net impairment losses recognised in earnings [a]	(19,267)	(41,039)	(10,986)	(82,135)	(17,330)

Income tax benefit (expense)	5,675	(5,962)	(17,975)	9,561	(20,962)

NET INCOME	$381,279	$81,757	$368,577	$98,624	$521,107
Preferred dividends	(11,625)	(11,625)	(11,625)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$369,654	$70,132	$356,952	$83,124	$505,607

KEY RATIOS/PER SHARE DATA

Loss ratio	56.7%	68.2%	50.6%	64.3%	47.0%
Acquisition expense ratio	15.7%	16.5%	18.2%	17.0%	19.3%
General and administrative expense ratio	14.5%	12.0%	12.8%	12.2%	13.6%

Combined ratio	86.9%	96.7%	81.6%	93.5%	79.9%

Basic earnings per common share [b]	$6.46	$1.18	$5.43	$1.41	$7.76
Diluted earnings per common share [b]	$6.15	$1.09	$5.02	$1.31	$7.13

ROAE, net income [c]	16.4%	3.2%	16.1%	3.8%	22.9%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Weighted average basic and dilutive common shares outstanding and basic and diluted earnings per common share have been calculated based on the two-class method for current and prior periods as required by new accounting guidance which was effective January 1, 2009. The guidance clarified which securities are to be considered participating securities and as such included in the calculation of earnings per share. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 32 and 33.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008
ASSETS
Cash and cash equivalents	$614,437	$1,234,900	$893,022	$1,061,994	$514,875	$656,158
Fixed maturity investments available for sale, at fair value	4,494,429	4,059,327	4,125,770	3,875,137	4,359,085	4,556,575
Short term investments available for sale, at fair value	712,618	106,032	140,175	111,333	136,624	—
Preferred equity securities available for sale, at fair value	15,535	14,842	16,770	25,360	39,731	48,078
Other investments	335,498	318,729	285,853	284,263	338,151	366,886
Premiums receivable, net	828,316	1,052,662	1,017,619	609,387	1,130,184	1,101,610
Deferred acquisition costs	181,018	171,914	157,670	160,870	202,912	194,390
Securities lending collateral	113,499	174,846	120,321	112,940	134,256	153,062
Prepaid reinsurance premiums	169,097	223,267	282,981	149,591	205,284	205,454
Losses recoverable	454,972	361,605	345,978	557,834	251,375	240,354
Accrued investment income	27,826	26,668	24,509	30,872	32,893	37,930
Goodwill and intangible assets	194,033	195,873	198,447	200,791	202,682	205,635
Deferred tax assets	16,142	24,508	32,685	20,691	31,978	14,788
Receivable on pending investment sales	326,133	41,230	97,072	3,104	196,481	2,070
Other assets	73,728	72,942	58,547	68,303	63,002	73,667

TOTAL ASSETS	$8,557,281	$8,079,345	$7,797,419	$7,272,470	$7,839,513	$7,856,657

LIABILITIES
Reserve for losses and loss expenses	$3,241,244	$3,264,442	$3,154,374	$3,235,456	$3,278,934	$3,080,274
Reserve for unearned premiums	1,127,834	1,212,474	1,222,792	885,488	1,201,292	1,222,830
Deposit liabilities	47,338	51,787	54,712	58,622	85,701	89,718
Reinsurance balances payable	263,170	271,248	347,494	233,561	290,916	243,202
Securities lending payable	113,717	175,431	122,800	115,603	135,853	153,062
Debt	447,485	447,534	447,370	447,468	447,413	448,793
Payable on pending investment purchases	504,587	95,689	113,007	9	44,621	3,902
Other liabilities	103,556	85,143	81,330	88,980	86,066	80,981

TOTAL LIABILITIES	$5,848,931	$5,603,748	$5,543,879	$5,065,187	$5,570,796	$5,322,762

SHAREHOLDERS’ EQUITY
Preferred shares Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	56,716	57,091	57,473	57,203	57,657	59,642
Additional paid-in capital	986,701	1,008,374	1,022,773	1,029,363	1,042,511	1,107,219
Accumulated other comprehensive income (loss)	51,541	(67,495)	(140,139)	(132,665)	(86,146)	(5,282)
Retained earnings	1,605,392	1,469,627	1,305,433	1,245,382	1,246,695	1,364,316

TOTAL SHAREHOLDERS’ EQUITY	$2,708,350	$2,475,597	$2,253,540	$2,207,283	$2,268,717	$2,533,895

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,557,281	$8,079,345	$7,797,419	$7,272,470	$7,839,513	$7,856,657

Book value per common share	$44.97	$40.59	$36.47	$35.76	$36.55	$39.97
Diluted book value per common share (treasury stock method)	$42.09	$38.07	$34.34	$33.06	$33.68	$36.72

RATIOS
Debt-to-capital	14.2%	15.3%	16.6%	16.9%	16.5%	15.0%

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile
as of July 1, 2009
Operating Result — $ Millions
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended on May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jul. 1, 2008 - June 30, 2009		Change from Jan. 1, 2009 - Dec. 31, 2009
				to Jul. 1, 2009 - June 30, 2010		to Jul. 1, 2009 - June 30, 2010
	Jul. 1, 2008 -	Jan. 1, 2009 -	Jul. 1, 2009 -	$	$	$	$
(in millions)	June 30, 2009	Dec. 31, 2009	June 30, 2010	Change	Change	Change	Change

Median Result	$380	$370	$379	($1)	(0.3%)	$9	2.4%
Average Result	330	320	324	(6)	(1.8%)	4	1.3%

1 in 10 year annual gain	61	19	24	(37)	(60.7%)	5	26.3%
1 in 25 year annual loss	(209)	(179)	(170)	39	(18.7%)	9	(5.0%)
1 in 50 year annual loss	(330)	(345)	(330)	0	0.0%	15	(4.3%)
1 in 100 year annual loss	(487)	(499)	(483)	4	(0.8%)	16	(3.2%)
1 in 250 year annual loss	(729)	(778)	(722)	7	(1.0%)	56	(7.2%)
1 in 500 year annual loss	(882)	(930)	(839)	43	(4.9%)	91	(9.8%)
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
Net Premiums Written = $1.462 billion [a]

[a]	Prior to deposit accounting adjustments.

[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other specialty in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2009

			Total	Deposit
			Company	Accounting	Reported
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Totals
UNDERWRITING REVENUES
Gross premiums written	$248,673	$220,460	$469,133	$489	$469,622

Net premiums written	$175,686	$220,491	$396,177	$489	$396,666

Net premiums earned	$228,290	$198,527	$426,817	($63)	$426,754
Other underwriting income (loss)	382	—	382	(377)	5

Total underwriting revenues	$228,672	$198,527	$427,199	($440)	$426,759

UNDERWRITING EXPENSES
Losses and loss expenses	$168,861	$43,714	$212,575	($892)	$211,683
Acquisition expenses	20,409	42,388	62,797	229	63,026
General and administrative expenses	36,015	28,421	64,436	—	64,436

Total expenses	$225,285	$114,523	$339,808	($663)	$339,145

UNDERWRITING INCOME	$3,387	$84,004	$87,391	$223	$87,614

GAAP RATIOS
Loss ratio	74.0%	22.0%	49.8%		49.6%
Acquisition expense ratio	8.9%	21.4%	14.7%		14.8%
General and administrative expense ratio	15.8%	14.3%	15.1%		15.1%

Combined ratio AS REPORTED	98.7%	57.7%	79.6%		79.5%

Effect of favorable prior accident year reserve development	6.1%	10.0%	7.9%		8.1%

Combined ratio net of prior accident year reserve development	104.8%	67.7%	87.5%		87.6%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	SEPT. 30, 2007
UNDERWRITING REVENUES
Gross premiums written	$248,673	$230,792	$522,214	$196,323	$372,936	$180,046

Net premiums written	$175,686	$153,762	$322,430	$141,466	$248,601	$137,404

Net premiums earned	$228,290	$223,588	$180,674	$236,726	$270,298	$130,640
Other underwriting income	382	103	2,959	—	—	—

Total underwriting revenues	$228,672	$223,691	$183,633	$236,726	$270,298	$130,640

UNDERWRITING EXPENSES
Losses and loss expenses	$168,861	$166,046	$98,804	$168,137	$194,477	$69,709
Acquisition expenses	20,409	20,855	24,841	27,601	24,065	19,542
General and administrative expenses	36,015	25,179	29,759	25,904	31,675	21,988

Total expenses	$225,285	$212,080	$153,404	$221,642	$250,217	$111,239

UNDERWRITING INCOME	$3,387	$11,611	$30,229	$15,084	$20,081	$19,401

GAAP RATIOS
Loss ratio	74.0%	74.3%	54.7%	71.0%	71.9%	53.4%
Acquisition expense ratio	8.9%	9.3%	13.7%	11.7%	8.9%	14.9%
General and administrative expense ratio	15.8%	11.3%	16.5%	10.9%	11.8%	16.8%

Combined ratio AS REPORTED	98.7%	94.9%	84.9%	93.6%	92.6%	85.1%

Effect of favorable prior accident year reserve development	6.1%	8.9%	20.4%	10.3%	6.4%	19.2%

Combined ratio net of prior accident year reserve development	104.8%	103.8%	105.3%	103.9%	99.0%	104.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	SEPT. 30, 2007
UNDERWRITING REVENUES
Gross premiums written	$220,460	$328,593	$263,378	$42,053	$251,228	$243,787

Net premiums written	$220,491	$326,495	$262,771	$41,383	$245,442	$240,774

Net premiums earned	$198,527	$211,453	$198,475	$198,361	$240,975	$275,776

UNDERWRITING EXPENSES
Losses and loss expenses	$43,714	$105,844	$121,422	$53,962	$257,512	$119,798
Acquisition expenses	42,388	42,628	42,940	61,728	44,528	58,478
General and administrative expenses	28,421	29,350	30,498	30,155	26,096	33,133

Total expenses	$114,523	$177,822	$194,860	$145,845	$328,136	$211,409

UNDERWRITING INCOME (LOSS)	$84,004	$33,631	$3,615	$52,516	($87,161)	$64,367

GAAP RATIOS
Loss ratio	22.0%	50.0%	61.2%	27.2%	106.9%	43.5%
Acquisition expense ratio	21.4%	20.2%	21.6%	31.1%	18.5%	21.2%
General and administrative expense ratio	14.3%	13.9%	15.4%	15.2%	10.8%	12.0%

Combined ratio AS REPORTED	57.7%	84.1%	98.2%	73.5%	136.2%	76.7%

Effect of favorable (adverse) prior accident year reserve development	10.0%	7.4%	1.4%	11.1%	(0.8)%	2.9%

Combined ratio net of prior accident year reserve development	67.7%	91.5%	99.6%	84.6%	135.4%	79.6%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	SEPT. 30, 2007
INSURANCE SEGMENT
Property	$30,307	$40,084	$27,751	$40,291	$35,574	$28,379
Casualty	39,671	50,605	30,624	27,810	29,196	30,133
Healthcare liability	30,390	23,202	19,713	10,704	28,010	30,262
Workers’ compensation	(2,384)	(1,413)	30,579	37,752	41,709	70,398
Agriculture	104,021	56,235	378,410	30,126	195,852	—
Professional lines	46,668	62,079	35,137	49,640	42,595	20,874

TOTAL INSURANCE	$248,673	$230,792	$522,214	$196,323	$372,936	$180,046

REINSURANCE SEGMENT
Casualty	$61,394	$83,997	$75,494	$3,018	$53,890	$66,006
Property	115,342	55,244	36,879	11,635	113,080	112,407
Catastrophe	31,637	148,380	109,448	13,986	65,825	43,684
Agriculture	1,014	2,902	4,859	1,298	3,452	6,917
Aerospace and Marine	6,690	23,597	12,312	10,734	9,814	9,179
Surety and other specialty	4,383	14,473	24,386	1,382	5,167	5,594

TOTAL REINSURANCE	$220,460	$328,593	$263,378	$42,053	$251,228	$243,787

TOTAL COMPANY SUBTOTAL	$469,133	$559,385	$785,592	$238,376	$624,164	$423,833
DEPOSIT ACCOUNTING ADJUSTMENT [a]	489	(230)	(2,286)	(2,754)	(20)	(562)

REPORTED TOTALS	$469,622	$559,155	$783,306	$235,622	$624,144	$423,271

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	SEPT. 30, 2007
INSURANCE SEGMENT
Property	$13,467	$22,125	$17,487	$25,467	$20,901	$7,689
Casualty	25,025	28,291	17,880	18,403	18,141	16,467
Healthcare liability	29,075	22,871	17,209	10,704	27,636	30,262
Workers’ compensation	(2,291)	(2,608)	16,929	38,776	37,685	64,131
Agriculture	71,767	28,713	223,303	4,947	109,159	—
Professional lines	38,643	54,370	29,622	43,169	35,079	18,855

TOTAL INSURANCE	$175,686	$153,762	$322,430	$141,466	$248,601	$137,404

REINSURANCE SEGMENT
Casualty	$61,386	$83,989	$75,270	$2,824	$53,889	$65,946
Property	115,342	55,244	36,879	11,634	113,080	112,398
Catastrophe	31,637	148,380	109,448	13,986	60,699	41,025
Agriculture	1,014	2,902	4,859	1,144	3,769	7,028
Aerospace and Marine	6,675	21,569	12,217	10,422	8,838	8,390
Surety and other specialty	4,437	14,411	24,098	1,373	5,167	5,987

TOTAL REINSURANCE	$220,491	$326,495	$262,771	$41,383	$245,442	$240,774

TOTAL COMPANY SUBTOTAL	$396,177	$480,257	$585,201	$182,849	$494,043	$378,178
DEPOSIT ACCOUNTING ADJUSTMENT [a]	489	(230)	(2,286)	(2,754)	(20)	(562)

REPORTED TOTALS	$396,666	$480,027	$582,915	$180,095	$494,023	$377,616

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s net premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	SEPT. 30, 2007
INSURANCE SEGMENT
Property	$16,948	$20,677	$21,691	$22,431	$19,506	$8,325
Casualty	24,389	19,694	21,732	21,992	21,685	20,886
Healthcare liability	20,347	19,940	19,989	20,087	21,094	23,606
Workers’ compensation	19,155	26,998	37,498	56,593	57,699	59,011
Agriculture	107,821	93,806	49,268	88,951	128,967	—
Professional lines	39,630	42,473	30,496	26,672	21,347	18,812

TOTAL INSURANCE	$228,290	$223,588	$180,674	$236,726	$270,298	$130,640

REINSURANCE SEGMENT
Casualty	$52,700	$50,156	$50,663	$41,800	$45,133	$62,032
Property	52,994	55,588	44,843	50,078	50,658	52,773
Catastrophe	68,342	77,987	74,716	69,013	101,232	84,615
Agriculture	2,397	3,298	2,525	988	6,559	33,827
Aerospace and Marine	11,043	11,818	14,691	22,531	21,017	25,571
Surety and other specialty	11,051	12,606	11,037	13,951	16,376	16,958

TOTAL REINSURANCE	$198,527	$211,453	$198,475	$198,361	$240,975	$275,776

TOTAL COMPANY SUBTOTAL	$426,817	$435,041	$379,149	$435,087	$511,273	$406,416
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(63)	(821)	(874)	(3,359)	(1,644)	(6,674)

REPORTED TOTALS	$426,754	$434,220	$378,275	$431,728	$509,629	$399,742

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s net premiums earned by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2009

			Total	Deposit
			Company	Accounting	Reported
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,001,679	$812,431	$1,814,110	($2,027)	$1,812,083

Net premiums written	$651,878	$809,757	$1,461,635	($2,027)	$1,459,608

Net premiums earned	$632,552	$608,455	$1,241,007	($1,758)	$1,239,249
Other underwriting income	3,444	—	3,444	754	4,198

Total underwriting revenues	$635,996	$608,455	$1,244,451	($1,004)	$1,243,447

UNDERWRITING EXPENSES
Losses and loss expenses	$433,711	$270,980	$704,691	($2,056)	$702,635
Acquisition expenses	66,105	127,956	194,061	1,089	195,150
General and administrative expenses	90,953	88,269	179,222	—	179,222

Total expenses	$590,769	$487,205	$1,077,974	($967)	$1,077,007

UNDERWRITING INCOME (LOSS)	$45,227	$121,250	$166,477	($37)	$166,440

GAAP RATIOS
Loss ratio	68.6%	44.6%	56.8%		56.7%
Acquisition expense ratio	10.4%	21.0%	15.6%		15.7%
General and administrative expense ratio	14.4%	14.5%	14.5%		14.5%

Combined ratio AS REPORTED	93.4%	80.1%	86.9%		86.9%

Effect of favorable prior accident year reserve development	11.2%	6.3%	8.8%		8.9%

Combined ratio net of prior accident year reserve development	104.6%	86.4%	95.7%		95.8%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2009	SEPT. 30, 2008	SEPT. 30, 2007	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$1,001,679	$1,230,043	$525,046	$1,426,366	$741,556

Net premiums written	$651,878	$839,132	$397,494	$980,598	$551,970

Net premiums earned	$632,552	$683,662	$365,021	$920,389	$502,082
Other underwriting income	3,444	—	—	—	—

Total underwriting revenues	$635,996	$683,662	$365,021	$920,389	$502,082

UNDERWRITING EXPENSES
Losses and loss expenses	$433,711	$513,598	$196,660	$681,735	$290,213
Acquisition expenses	66,105	76,182	49,844	103,783	72,044
General and administrative expenses	90,953	77,308	62,796	103,211	89,996

Total expenses	$590,769	$667,088	$309,300	$888,729	$452,253

UNDERWRITING INCOME	$45,227	$16,574	$55,721	$31,660	$49,829

GAAP RATIOS
Loss ratio	68.6%	75.1%	53.9%	74.1%	57.8%
Acquisition expense ratio	10.4%	11.2%	13.6%	11.3%	14.4%
General and administrative expense ratio	14.4%	11.3%	17.2%	11.2%	17.9%

Combined ratio AS REPORTED	93.4%	97.6%	84.7%	96.6%	90.1%

Effect of favorable prior accident year reserve development	11.2%	6.8%	19.3%	7.7%	16.0%

Combined ratio net of prior accident year reserve development	104.6%	104.4%	104.0%	104.3%	106.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2009	SEPT. 30, 2008	SEPT. 30, 2007	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$812,431	$783,092	$1,002,075	$825,145	$1,068,114

Net premiums written	$809,757	$767,400	$985,769	$808,783	$1,051,560

Net premiums earned	$608,455	$656,712	$891,489	$855,072	$1,159,261

UNDERWRITING EXPENSES
Losses and loss expenses	$270,980	$405,451	$460,670	$459,413	$502,804
Acquisition expenses	127,956	143,184	184,503	204,912	255,091
General and administrative expenses	88,269	83,000	89,818	113,154	127,273

Total expenses	$487,205	$631,635	$734,991	$777,479	$885,168

UNDERWRITING INCOME	$121,250	$25,077	$156,498	$77,593	$274,093

GAAP RATIOS
Loss ratio	44.6%	61.7%	51.7%	53.7%	43.4%
Acquisition expense ratio	21.0%	21.8%	20.7%	24.0%	22.0%
General and administrative expense ratio	14.5%	12.7%	10.0%	13.2%	11.0%

Combined ratio AS REPORTED	80.1%	96.2%	82.4%	90.9%	76.4%

Effect of favorable prior accident year reserve development	6.3%	10.2%	4.4%	10.4%	6.4%

Combined ratio net of prior accident year reserve development	86.4%	106.4%	86.8%	101.3%	82.8%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2009	SEPT. 30, 2008	SEPT. 30, 2007	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Property	$98,142	$119,116	$96,256	$159,408	$134,161
Casualty	120,900	93,058	99,273	120,867	125,124
Healthcare liability	73,305	69,987	77,105	80,692	92,361
Workers’ compensation	26,782	195,076	189,173	232,828	262,228
Agriculture	538,666	660,193	—	690,318	42,242
Professional lines	143,884	92,613	63,239	142,253	85,440

TOTAL INSURANCE	$1,001,679	$1,230,043	$525,046	$1,426,366	$741,556

REINSURANCE SEGMENT
Casualty	$220,885	$159,434	$185,730	$162,453	$201,032
Property	207,465	184,214	214,584	195,849	228,796
Catastrophe	289,465	301,277	331,689	315,262	345,187
Agriculture	8,775	20,185	124,095	21,483	131,325
Aerospace and Marine	42,599	70,600	81,223	81,334	92,882
Surety and other specialty	43,242	47,382	64,754	48,764	68,892

TOTAL REINSURANCE	$812,431	$783,092	$1,002,075	$825,145	$1,068,114

TOTAL COMPANY SUBTOTAL	$1,814,110	$2,013,135	$1,527,121	$2,251,511	$1,809,670
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,027)	(2,337)	(23,756)	(5,091)	(28,555)

REPORTED TOTALS	$1,812,083	$2,010,798	$1,503,365	$2,246,420	$1,781,115

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2009	SEPT. 30, 2008	SEPT. 30, 2007	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Property	$53,079	$72,545	$31,078	$98,012	$47,905
Casualty	71,196	68,207	61,044	86,610	77,188
Healthcare liability	69,155	69,297	77,105	80,002	92,361
Workers’ compensation	12,030	177,072	171,941	215,848	238,369
Agriculture	323,783	375,752	—	380,699	21,115
Professional lines	122,635	76,259	56,326	119,427	75,032

TOTAL INSURANCE	$651,878	$839,132	$397,494	$980,598	$551,970

REINSURANCE SEGMENT
Casualty	$220,645	$160,664	$185,478	$163,487	$200,385
Property	207,465	184,187	215,999	195,822	230,211
Catastrophe	289,465	288,085	318,929	302,070	332,428
Agriculture	8,775	19,867	122,106	21,011	129,337
Aerospace and Marine	40,461	67,381	78,809	77,804	90,613
Surety and other specialty	42,946	47,216	64,448	48,589	68,586

TOTAL REINSURANCE	$809,757	$767,400	$985,769	$808,783	$1,051,560

TOTAL COMPANY SUBTOTAL	$1,461,635	$1,606,532	$1,383,263	$1,789,381	$1,603,530
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,027)	(2,337)	(23,756)	(5,091)	(28,555)

REPORTED TOTALS	$1,459,608	$1,604,195	$1,359,507	$1,784,290	$1,574,975

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s net premiums written by segment to the premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2009	SEPT. 30, 2008	SEPT. 30, 2007	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Property	$59,316	$53,153	$33,307	$75,585	$46,043
Casualty	65,815	64,260	64,991	86,252	85,312
Healthcare liability	60,276	66,336	75,723	86,422	99,139
Workers’ compensation	83,651	185,847	135,403	242,440	190,672
Agriculture	250,895	254,957	—	343,909	6,661
Professional lines	112,599	59,109	55,597	85,781	74,255

TOTAL INSURANCE	$632,552	$683,662	$365,021	$920,389	$502,082

REINSURANCE SEGMENT
Casualty	$153,519	$145,293	$212,220	$187,093	$260,960
Property	153,425	152,741	195,945	202,819	250,610
Catastrophe	221,045	230,447	239,806	299,459	320,323
Agriculture	8,220	16,860	91,260	17,848	128,643
Aerospace and Marine	37,552	63,105	99,031	85,636	127,645
Surety and other specialty	34,694	48,266	53,227	62,217	71,080

TOTAL REINSURANCE	$608,455	$656,712	$891,489	$855,072	$1,159,261

TOTAL COMPANY SUBTOTAL	$1,241,007	$1,340,374	$1,256,510	$1,775,461	$1,661,343
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(1,758)	(5,617)	(62,172)	(8,976)	(66,543)

REPORTED TOTALS	$1,239,249	$1,334,757	$1,194,338	$1,766,485	$1,594,800

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s net premiums earned by segment to the premiums earned by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2009

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
			Total			Total
	Insurance	Reinsurance	Company	Insurance	Reinsurance	Company
UNDERWRITING REVENUES
Gross premiums written	$248,673	$220,949	$469,622	$248,673	$220,460	$469,133

Net premiums written	$175,686	$220,980	$396,666	$175,686	$220,491	$396,177

Net premiums earned	$228,290	$198,464	$426,754	$228,290	$198,527	$426,817
Other underwriting income (loss)	382	(377)	5	382	—	382

Total underwriting revenues	$228,672	$198,087	$426,759	$228,672	$198,527	$427,199

UNDERWRITING EXPENSES
Losses and loss expenses	$168,861	$42,822	$211,683	$168,861	$43,714	$212,575
Acquisition expenses	20,409	42,617	63,026	20,409	42,388	62,797
General and administrative expenses	36,015	28,421	64,436	36,015	28,421	64,436

Total expenses	$225,285	$113,860	$339,145	$225,285	$114,523	$339,808

UNDERWRITING INCOME	$3,387	$84,227	$87,614	$3,387	$84,004	$87,391

GAAP RATIOS
Loss ratio	74.0%	21.6%	49.6%	74.0%	22.0%	49.8%
Acquisition expense ratio	8.9%	21.5%	14.8%	8.9%	21.4%	14.7%
General and administrative expense ratio	15.8%	14.3%	15.1%	15.8%	14.3%	15.1%

Combined ratio	98.7%	57.4%	79.5%	98.7%	57.7%	79.6%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2009

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
			Total			Total
	Insurance	Reinsurance	Company	Insurance	Reinsurance	Company
UNDERWRITING REVENUES
Gross premiums written	$1,001,679	$810,404	$1,812,083	$1,001,679	$812,431	$1,814,110

Net premiums written	$651,878	$807,730	$1,459,608	$651,878	$809,757	$1,461,635

Net premiums earned	$632,552	$606,697	$1,239,249	$632,552	$608,455	$1,241,007
Other underwriting income	3,444	754	4,198	3,444	—	3,444

Total underwriting revenues	$635,996	$607,451	$1,243,447	$635,996	$608,455	$1,244,451

UNDERWRITING EXPENSES
Losses and loss expenses	$433,711	$268,924	$702,635	$433,711	$270,980	$704,691
Acquisition expenses	66,105	129,045	195,150	66,105	127,956	194,061
General and administrative expenses	90,953	88,269	179,222	90,953	88,269	179,222

Total expenses	$590,769	$486,238	$1,077,007	$590,769	$487,205	$1,077,974

UNDERWRITING INCOME	$45,227	$121,213	$166,440	$45,227	$121,250	$166,477

GAAP RATIOS
Loss ratio	68.6%	44.3%	56.7%	68.6%	44.6%	56.8%
Acquisition expense ratio	10.4%	21.3%	15.7%	10.4%	21.0%	15.6%
General and administrative expense ratio	14.4%	14.5%	14.5%	14.4%	14.5%	14.5%

Combined ratio	93.4%	80.1%	86.9%	93.4%	80.1%	86.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

FOR THE NINE MONTHS
ENDED SEPT. 30, 2009

Average common equity [a]	$2,257,817

Net premiums earned	$1,239,249
Combined ratio	86.9%
Operating margin	13.1%
Premium leverage	0.55x
Implied ROAE from underwriting activity	7.2%

Average cash and invested assets at amortized cost	$5,725,261
Investment leverage	2.54x
Year to date investment income yield, pretax	3.9%
Implied ROAE from investment activity	9.9%

Financing Costs [b]	(1.5)%

Implied Pre-tax Operating ROAE, for period [c]	15.6%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	SEPT. 30, 2009		JUNE 30, 2009		MAR. 31, 2009		DEC. 31, 2008		2008		2007

Average common equity [a]	$2,391,974		$2,164,569		$2,030,412		$2,038,000		$2,159,771		$2,205,067

Net premiums earned	$426,754		$434,220		$378,275		$431,728		$1,766,485		$1,594,800

Operating leverage	0.18x		0.20x		0.19x		0.21x		0.82x		0.72x

Annualized operating leverage	0.71	x	0.80	x	0.76	x	0.85	x	0.82	x	0.72	x

Average cash and invested assets at amortized cost	$5,857,231		$5,671,952		$5,539,981		$5,570,796		$5,539,981		$5,559,204

Investment leverage	2.45	x	2.62	x	2.73	x	2.73	x	2.57	x	2.52	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2009 AND DECEMBER 31, 2008

	September 30, 2009		December 31, 2008
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$435,983	7.3%	$1,065,089	19.9%
Short term investments	712,618	11.9%	111,333	2.1%
U.S. government and government agencies notes	825,573	13.8%	657,748	12.3%
Government and agency guaranteed corporates	831,440	13.9%	80,239	1.5%
U.S. government agency residential mortgage-backed securities	966,627	16.1%	1,145,673	21.4%
U.S. government agency commercial mortgage-backed securities	33,530	0.5%	33,325	0.6%
Municipals	91,204	1.5%	108,225	2.0%
Foreign government	146,432	2.4%	180,940	3.4%
Corporate securities	500,753	8.4%	504,019	9.3%
Non-agency residential mortgage-backed securities	273,973	4.6%	377,563	7.0%
Non-agency commercial mortgage-backed securities	540,207	9.0%	539,230	10.1%
Asset-backed securities	284,690	4.7%	248,175	4.6%
Preferred equity securities	15,535	0.3%	25,360	0.5%
Other investments [b]	335,498	5.6%	284,263	5.3%

Total	$5,994,063	100.0%	$5,361,182	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$825,573	14.9%	$657,748	15.3%
AAA/Aaa	3,642,668	65.5%	2,787,923	65.0%
AA/Aa	226,022	4.1%	163,718	3.8%
A/A	297,950	5.4%	327,829	7.6%
BBB	37,979	0.7%	29,902	0.7%
Below BBB	191,957	3.4%	43,777	1.0%
Not Rated	433	—	933	—
Other investments [b]	335,498	6.0%	284,263	6.6%

Total	$5,558,080	100.0%	$4,296,093	100.0%

Performance	September 30, 2009	December 31, 2008
Yield [c]	5.3%	2.4%
Duration [d]	2.27	2.28

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income (loss)	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008
Cash and fixed income securities	$41,171	$48,327	$54,095	$57,556	$60,199
Other Investments	30,388	40,507	10,455	(62,150)	(32,789)

Total net investment income (loss)	$71,559	$88,834	$64,550	($4,594)	$27,410

Note:	[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.

[b] Other investments includes investments in alternative and high yield bank loan funds.

[c] Annualized earned yield for the nine months ending 9/30/09 and twelve months ending 12/31/08 excludes realized and unrealized gains and losses on fixed maturity investments.

[d] Duration excludes other investments and operating cash.

[e] Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF SEPT. 30, 2009

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$1,000,157	47.7%	16.7%
AAA/Aaa	850,802	40.5%	14.2%
AA/Aa	43,785	2.1%	0.7%
A/A	33,326	1.6%	0.6%
BBB	31,663	1.5%	0.5%
Below BBB	138,769	6.6%	2.3%
Not Rated	525	—	—

Total	$2,099,027	100.0%	35.0%

			Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Investment Portfolio
Commercial
Agency	$33,530	1.6%	0.6%
Non Agency	560,087	26.7%	9.3%
Residential
Agency	966,627	46.1%	16.1%
Non Agency	271,376	12.9%	4.5%
Consumer
Non Agency	267,407	12.7%	4.5%

Total	$2,099,027	100.0%	35.0%

Spread Duration     3.13 years

			Percentage of
Commercial real estate collateralized debt obligations (CRE CDO’s)	Fair Value	Percentage	Investment Portfolio
AAA/Aaa	$1,280	31.1%	—
AA/Aa	1,203	29.3%	—
A/A	657	16.0%	—
BBB	316	7.7%	—
Below BBB	653	15.9%	—

Total	$4,109	100.0%	—

Spread Duration     1.68 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF SEPT. 30, 2009

	September 30, 2009
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

VERIZON COMMUNICATIONS INC.	$29,681	$30,783	$1,102	A/A
JPMORGAN CHASE & CO	24,939	24,771	(168)	AA/Aa
AT&T INC	18,408	19,002	594	A/A
ORACLE CORPORATION	17,645	18,926	1,281	A/A
MORGAN STANLEY	15,585	15,458	(127)	A/A
NATIONAL GRID PLC	13,954	13,935	(19)	A/A
WESTPAC BANKING CORP	13,312	13,505	193	AA/Aa
RABOBANK NEDERLAND NV	11,554	13,102	1,548	AAA/Aaa
VODAFONE GROUP PLC	12,183	12,330	147	A/A
FRANCE TELECOM SA	11,549	11,558	9	A/A
ENEL SPA	10,668	10,745	77	A/A
SIEMENS AG	9,374	9,982	608	A/A
DIAGEO PLC	9,486	9,454	(32)	AA/Aa
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	6,843	9,420	2,577	A/A
BERKSHIRE HATHAWAY INC.	8,623	9,307	684	A/A
HSBC HOLDINGS PLC	8,734	9,263	529	AA/Aa
ASTRAZENECA PLC	8,178	8,996	818	AA/Aa
CISCO SYSTEMS INC	8,204	8,738	534	A/A
DEERE & CO	8,030	8,560	530	A/A
PEPSI BOTTLING GROUP INC	7,714	8,523	809	A/A
ROYAL BANK OF SCOTLAND GROUP PLC	7,785	7,924	139	AA/Aa
METLIFE INC	7,488	7,713	225	AA/Aa
EDISON INTERNATIONAL INC	7,267	7,051	(216)	A/A
CATERPILLAR INC	6,034	6,310	276	A/A
PEPSICO INC	5,872	6,238	366	AA/Aa

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended Sept. 30, 2009			Nine months ended Sept. 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses Balance, beginning of period	$3,264,442	$(361,605)	$2,902,837	$3,235,456	$(557,834)	$2,677,622

Incurred related to:
Current year	356,513	(110,429)	246,084	1,152,332	(340,004)	812,328
Prior years	(54,063)	19,662	(34,401)	(172,101)	62,408	(109,693)

Total Incurred	302,450	(90,767)	211,683	980,231	(277,596)	702,635

Paid related to:
Current year	(208,149)	634	(207,515)	(301,754)	33,071	(268,683)
Prior years	(116,202)	(3,205)	(119,407)	(668,862)	348,044	(320,818)

Total Paid	(324,351)	(2,571)	(326,922)	(970,616)	381,115	(589,501)

Foreign currency translation	(1,297)	(29)	(1,326)	(3,827)	(657)	(4,484)

Balance, end of period	$3,241,244	($454,972)	$2,786,272	$3,241,244	($454,972)	$2,786,272

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT FOR THE PERIODS ENDED
SEPT. 30, 2009

			Total	Deposit
			Company	Accounting	Total
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Company

Incurred related to prior years
Quarter ended March 31, 2009	($36,798)	($2,876)	($39,674)	($356)	($39,318)
Quarter ended June 30, 2009	(19,842)	(15,617)	(35,459)	515	(35,974)
Quarter ended September 30, 2009	(13,952)	(19,900)	(33,852)	549	(34,401)

Nine months ended September 30, 2009	($70,592)	($38,393)	($108,985)	$708	($109,693)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED
DEC. 31, 2008

			Total	Deposit
			Company	Accounting	Total
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Company

Incurred related to prior years
Quarter ended March 31, 2008	($3,743)	($35,498)	($39,241)	$1,713	($40,954)
Quarter ended June 30, 2008	(25,583)	(33,025)	(58,608)	(2,426)	(56,182)
Quarter ended September 30, 2008	(17,242)	1,849	(15,393)	3,051	(18,444)
Quarter ended December 31, 2008	(24,430)	(21,971)	(46,401)	(5,441)	(40,960)

Year ended December 31, 2008	($70,998)	($88,645)	($159,643)	($3,103)	($156,540)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED
DEC. 31, 2007

			Total	Deposit
			Company	Accounting	Total
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE
	FOR THE QUARTERS ENDED					YEAR ENDED
	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	DEC. 31, 2008
INSURANCE SEGMENT
Short tail[a]	($4,039)	($3,956)	($13,419)	($1,749)	($1,009)	($12,077)
Long tail[b]	(9,554)	(12,778)	(12,654)	(17,862)	(16,233)	(54,102)
Other[c]	(359)	(3,108)	(10,725)	(4,819)	—	(4,819)

TOTAL INSURANCE	(13,952)	(19,842)	(36,798)	(24,430)	(17,242)	(70,998)

REINSURANCE SEGMENT
Short tail[a]	(11,713)	(13,878)	(4,594)	2,094	1,884	(38,218)
Long tail[b]	356	937	3,955	(21,610)	3,140	(17,384)
Other[c]	(8,543)	(2,676)	(2,237)	(2,455)	(3,175)	(33,043)

TOTAL REINSURANCE	(19,900)	(15,617)	(2,876)	(21,971)	1,849	(88,645)

TOTAL COMPANY SUBTOTAL	(33,852)	(35,459)	(39,674)	(46,401)	(15,393)	(159,643)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	549	515	(356)	(5,441)	3,051	(3,103)

REPORTED TOTALS	($34,401)	($35,974)	($39,318)	($40,960)	($18,444)	($156,540)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, self insured risks and special accounts.

[d]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

										Deposit
	Insurance				Reinsurance				Total	Accounting	Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Company	Adjustment [a]	Totals
AT SEPT. 30, 2009
Case reserves	$36,609	$278,204	$225,816	$540,629	$365,702	$260,182	$7,466	$633,350	$1,173,979	($20,408)	$1,153,571
Total reserves	$73,478	$1,379,446	$273,189	$1,726,113	$647,730	$847,075	$66,128	$1,560,933	$3,287,046	($45,802)	$3,241,244

Case reserves / Total reserves	49.8%	20.2%	82.7%	31.3%	56.5%	30.7%	11.3%	40.6%	35.7%	44.6%	35.6%

IBNR / Total reserves	50.2%	79.8%	17.3%	68.7%	43.5%	69.3%	88.7%	59.4%	64.3%	55.4%	64.4%

AT JUNE 30, 2009
Case reserves	$45,383	$276,174	$237,697	$559,254	$385,626	$257,721	$6,767	$650,114	$1,209,368	($23,616)	$1,185,752
Total reserves	$86,397	$1,332,813	$269,896	$1,689,106	$712,463	$841,137	$71,486	$1,625,086	$3,314,192	($49,750)	$3,264,442

Case reserves / Total reserves	52.5%	20.7%	88.1%	33.1%	54.1%	30.6%	9.5%	40.0%	36.5%	47.5%	36.3%

IBNR / Total reserves	47.5%	79.3%	11.9%	66.9%	45.9%	69.4%	90.5%	60.0%	63.5%	52.5%	63.7%

AT MAR. 31, 2009
Case reserves	$40,545	$201,506	$104,680	$346,731	$434,687	$253,475	$6,650	$694,812	$1,041,543	($23,799)	$1,017,744
Total reserves	$81,451	$1,293,762	$201,590	$1,576,803	$725,015	$829,693	$74,874	$1,629,582	$3,206,385	($52,011)	$3,154,374

Case reserves / Total reserves	49.8%	15.6%	51.9%	22.0%	60.0%	30.6%	8.9%	42.6%	32.5%	45.8%	32.3%

IBNR / Total reserves	50.2%	84.4%	48.1%	78.0%	40.0%	69.4%	91.1%	57.4%	67.5%	54.2%	67.7%

AT DEC. 31, 2008
Case reserves	$59,346	$163,633	$250,278	$473,257	$463,494	$239,510	$6,534	$709,538	$1,182,795	($25,860)	$1,156,935
Total reserves	$96,775	$1,241,728	$320,354	$1,658,857	$740,812	$818,234	$74,772	$1,633,818	$3,292,675	($57,219)	$3,235,456

Case reserves / Total reserves	61.3%	13.2%	78.1%	28.5%	62.6%	29.3%	8.7%	43.4%	35.9%	45.2%	35.8%

IBNR / Total reserves	38.7%	86.8%	21.9%	71.5%	37.4%	70.7%	91.3%	56.6%	64.1%	54.8%	64.2%

AT SEPT. 30, 2008
Case reserves	$69,794	$137,169	$227,372	$434,335	$466,306	$249,167	$6,137	$721,610	$1,155,945	($25,860)	$1,130,085
Total reserves	$106,050	$1,194,845	$302,317	$1,603,212	$841,468	$840,556	$76,441	$1,758,465	$3,361,677	($57,219)	$3,304,458

Case reserves / Total reserves	65.8%	11.5%	75.2%	27.1%	55.4%	29.6%	8.0%	41.0%	34.4%	45.2%	34.2%

IBNR / Total reserves	34.2%	88.5%	24.8%	72.9%	44.6%	70.4%	92.0%	59.0%	65.6%	54.8%	65.8%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEARS ENDED DECEMBER 31,			INCEPTION TO
	SEPT. 30, 2009	2008	2007	2006	SEPT. 30, 2009
Income and Return on Equity:
Net income available to common and participating common shareholders	$369,654	$83,121	$505,607	$482,626	$1,938,894

Operating income available to common and participating common shareholders	355,414	182,539	525,450	485,409	2,043,764

Average Shareholders’ equity [a]	2,257,817	2,159,771	2,205,067	1,885,209	1,817,498

Net income return on average equity	16.4%	3.8%	22.9%	25.6%	13.8%[c]
Operating return on average equity	15.7%	8.5%	23.8%	25.7%	14.5%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$42.09	$33.06	$35.05	$28.87	$42.09
Dividends paid per share	0.75	1.00	1.00	1.00	5.88

Change in diluted book value per common share	27.3%	(5.7)%	21.4%	24.6%	15.1%[c]

Total return to common shareholders [b]	29.6%	(2.8)%	24.9%	28.9%	19.1%[c]

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD
Effective January 1, 2009, the Company adopted new accounting guidance related to the calculation of earnings per share which requires basic and diluted earnings per share to be calculated under the two-class method if there are participating shares. Participating securities include unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents. The Company’s unvested restricted shares issued under its stock compensation plans receive nonforfeitable cash dividends and thus are participating as defined by the new guidance.
The two-class method is an income allocation approach to the calculation of earnings per share. Net income available to common and participating shareholders has been allocated between common and participating shareholders based on their receipt of declared or paid dividends with the remaining amount allocated based on the common and participating shareholders proportional number of shares outstanding. The weighted average number of common and common equivalent shares outstanding excludes participating securities. Basic and Diluted earnings per share are calculated by dividing net income allocated to common shareholders by the weighted average number of common shares outstanding and weighted average common and common equivalent shares outstanding, respectively. Amounts for the periods ended September 30, 2009 and 2008 reflect this change in accounting policy.

		QUARTERS ENDED		NINE MONTHS ENDED
		SEPT. 30,		SEPT. 30,
		2009	2008	2009	2008

DILUTIVE SHARES	Average market price per share	$33.37	$31.41	$28.88	$35.23
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding (1)	55,977	57,570	56,184	58,314

	Add: weighted avg. unvested restricted share units	26	1,198	26	633
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$758	$22,352	$758	$22,352
	Less: restricted share units bought back via treasury method	(23)	(1,198)	(26)	(634)

	Add: weighted avg. dilutive warrants outstanding	3,197	6,019	3,952	6,483
	Weighted average exercise price per share	$14.12	$15.12	$14.12	$15.12
	Less: warrants bought back via treasury method	(1,353)	(6,019)	(1,932)	(2,782)

	Add: weighted avg. dilutive options outstanding	1,947	2,017	1,989	2,031
	Weighted average exercise price per share	$16.96	$17.68	$17.02	$17.68
	Proceeds from unrecognized option expense	$19	$64	$19	$64
	Less: options bought back via treasury method	(989)	(2,017)	(1,173)	(1,020)

	Weighted average dilutive shares outstanding	58,782	57,570	59,020	63,025

Notes:	(1) Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2009	2008	2009	2008

Net income (loss)	$153,842	($99,392)	$381,279	$81,757
Less preferred dividends	(3,875)	(3,875)	(11,625)	(11,625)

Net income (loss) available (attributable) to common and participating common shareholders	$149,967	($103,267)	$369,654	$70,132

Less amount allocated to participating common shareholders [a]	(2,522)	2,057	(6,665)	(1,390)

Net income (loss) allocated to common shareholders	$147,445	($101,210)	$362,989	$68,742

Denominator:
Weighted average shares — basic
Outstanding	55,964	57,510	56,161	58,235
Vested restricted share units	13	60	23	79

	55,977	57,570	56,184	58,314

Share Equivalents
Warrants	1,845	—	2,020	3,701
Options	957	—	816	1,010
Restricted share units	3	—	—	—

Weighted average shares — diluted	58,782	57,570	59,020	63,025

Basic earnings (losses) per common share	$2.63	($1.76)	$6.46	$1.18

Diluted earnings (losses) per common share	$2.51	($1.79)[b]	$6.15	$1.09

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities under the new accounting guidance related to the calculation of earnings per share under the two-class method which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

[b]	Represents diluted losses per share calculated under the treasury stock method which was the lower of the treasury stock method and the two-class method based on a net loss of $(103,267) and diluted shares outstanding of 57,569,606.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — AS REPORTED, GAAP
TWO-CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2009	2008	2009	2008
Net income (loss)	$153,842	($99,392)	$381,279	$81,757
(Less) Add after-tax items:
Net foreign exchange (gains) losses	(3,634)	15,400	(30,488)	12,798
Net realized (gains) losses on investments sales	(2,641)	5,439	(3,019)	2,417
Net impairment losses recognized in earnings	497	22,495	19,267	41,039

Operating income (loss) before preferred dividends	$148,064	($56,058)	$367,039	$138,011
Preferred dividends	(3,875)	(3,875)	(11,625)	(11,625)

Operating income (loss) available (attributable) to common and participating common shareholders	$144,189	($59,933)	$355,414	$126,386
Less amount allocated to participating common shareholders [a]	(2,425)	$1,194	(6,409)	(2,452)

Operating income (loss) allocated to common shareholders	$141,764	($58,739)	$349,005	$123,934

Weighted average common shares outstanding
Basic	55,977	57,570	56,184	58,314
Dilutive	58,782	57,570	59,020	63,025

Basic per common share data
Net income (loss) allocated to common shareholders	$2.63	($1.76)	$6.46	$1.18
(Less) Add after-tax items:
Net foreign exchange (gains) losses	(0.06)	0.27	(0.54)	0.22
Net realized (gains) losses on investments sales	(0.05)	0.08	(0.05)	0.02
Net impairment losses recognized in earnings	0.01	0.39	0.34	0.70

Operating income (loss) allocated to common shareholders	$2.53	($1.02)	$6.21	$2.12

Diluted per common share data
Net income (loss) allocated to common shareholders	$2.51	($1.79)	$6.15	$1.09
(Less) Add after-tax items:
Net foreign exchange (gains) losses	(0.07)	0.27	(0.52)	0.20
Net realized (gains) losses on investments sales	(0.04)	0.09	(0.05)	0.03
Net impairment losses recognized in earnings	0.01	0.39	0.33	0.65

Operating income (loss) allocated to common shareholders	$2.41	($1.04)[b]	$5.91	$1.97

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities under the new accounting guidance related to the calculation of earnings per share under the two-class method which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

[b]	Represents diluted losses per share calculated under the treasury stock Method which was the lower of the treasury stock method and the two-class method based on a operating loss of $(59,933) and diluted shares outstanding of 57,569,606.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00

59,312	59,383	59,450	59,512	59,572	59,628	59,681	59,731	59,779	59,824	59,868

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		SEPT. 30,		DEC. 31,
		2009	2008	2008

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$36.47	$30.92	$30.53
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	55,773	56,597	56,128
	Add: unvested restricted shares and restricted share units	969	1,098	1,120
	Add: dilutive warrants outstanding	2,996	5,595	5,095
	Weighted average exercise price per share	$14.12	$15.12	$14.87
	Add: dilutive options outstanding	1,909	2,012	2,011
	Weighted average exercise price per share	$16.96	$17.68	$17.51

	Book Value [c]	$2,508,350	$2,068,717	$2,007,283
	Add: proceeds from converted warrants	42,304	84,596	75,763
	Add: proceeds from converted options	32,377	35,572	35,213

	Pro forma book value	$2,583,031	$2,188,885	$2,118,259
	Dilutive shares outstanding	61,647	65,302	64,354

	Basic book value per common share	$44.97	$36.55	$35.76
	Diluted book value per common share	$41.90	$33.52	$32.92

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$36.47	$30.92	$30.53
TREASURY STOCK METHOD	Basic common shares outstanding [b]	55,773	56,597	56,128
	Add: unvested restricted shares and restricted share units	969	1,098	1,120
	Add: dilutive warrants outstanding	2,996	5,595	5,095
	Weighted average exercise price per share	$14.12	$15.12	$14.87
	Less: warrants bought back via treasury method	(1,160)	(2,736)	(2,482)
	Add: dilutive options outstanding	1,909	2,012	2,011
	Weighted average exercise price per share	$16.96	$17.68	$17.51
	Less: options bought back via treasury method	(888)	(1,151)	(1,154)

	Dilutive shares outstanding	59,599	61,415	60,718

	Basic book value per common share	$44.97	$36.55	$35.76
	Diluted book value per common share	$42.09	$33.68	$33.06

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 34 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 36 for a reconciliation of diluted book value per common share to basic book value per common share.